EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the quarterly report of AssuranceAmerica Corporation (the “Company”), on Form 10-QSB for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lawrence Stumbaugh, Chief Executive Officer of the Company, and Renée A. Pinczes, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.
Date: May 15, 2006

/s/ Lawrence Stumbaugh
Lawrence Stumbaugh
Chief Executive Officer

Date: May 15, 2006

/s/ Renée A. Pinczes
Renée A. Pinczes
Chief Financial Officer